UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2021

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800-320-1911

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Modification and Settlement Agreement with Lateral

On March 17, 2021, FTE Networks, Inc. (the “Company”) entered into a modification and settlement agreement (the “Modification Agreement”) with Lateral Juscom Feeder LLC, a Delaware limited liability company (“Lateral”), Lateral US Credit Opportunities Fund, L.P., a Delaware limited partnership (“LUSCOF”) and Lateral SMA Agent LLC, a Delaware limited liability company (“Lateral SMA,” and WVP Emerging Manager Private Fund, LLC on behalf of and for the account of WVP Emerging Manager Private Fund – Lateral Series, a Delaware limited liability company (“WVP,” and together with Lateral, LUSCOF and Lateral SMA, the “Lateral Parties”).

Pursuant to the Modification Agreement, the parties agreed to cancel certain warrant agreements held by the Lateral Parties evidencing the right to purchase an aggregate of 3,935,481 shares of Company common stock (the “Warrant Agreements”) (along with any additional common shares eligible to be purchased thereunder as a result of the anti-dilution provisions of such Warrant Agreements) in exchange for the issuance of 6,838,481 shares of Company common stock to the Lateral Parties, to be allocated among the Lateral Parties (including 3,202,748 shares issuable upon a future agreed upon trigger date). The parties have agreed that the cancellation and issuance of the foregoing shares will satisfy the original true-up provision contained in the Warrant Agreements.

As further consideration for modification of the Warrants Agreements, the Company agreed to issue to the Lateral Parties an aggregate amount of $10,000,000 in stated value of Series J-1 Convertible Redeemable Preferred Stock (the “Series J-1 Preferred Shares”) and an aggregate amount of $10,000,000 in stated value of Series J-2 Non-Voting Non-Convertible Redeemable Preferred Stock (the “Series J-2 Preferred Shares,” and together with the Series J-1 Preferred Shares, the “Preferred Shares”), to be allocated among the Lateral Parties.

Additionally, the Lateral Parties have agreed to pay the Company an amount equal to 50% of any net recoveries in connection with certain tort, fraud and insurance claims against—in large part—various lenders under various merchant cash advance agreements (the “MCA Claims”). The Company previously assigned these MCA Claims to the Lateral Parties.

The foregoing description of the Modification Agreement is qualified in its entirety by reference to the full text of the Modification Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Second Amendment to Purchase Agreement

On April 2, 2021, the Company and its wholly-owned subsidiary, US Home Rentals LLC, entered into a Second Amendment (the “Second Amendment”) to that certain Purchase Agreement, dated as of December 20, 2019, as amended by that certain First Amendment, dated as of December 30, 2019 (as may be amended from time to time, the “Purchase Agreement”), by and among the Company, US Home Rentals LLC, a Delaware limited liability company, Alex Szkaradek, an individual (“Alex”), Antoni Szkaradek, an individual (“Antoni”), VPM Holdings, LLC, a South Carolina limited liability company (“VPM Holdings”), Kaja 3, LLC, a South Carolina limited liability company (“Kaja3”), Kaja 2, LLC, a South Carolina limited liability company (“Kaja2”), Kaja, LLC, a South Carolina limited liability company (“Kaja”), Dobry Holdings Master LLC, a Delaware limited liability company (“Dobry” and together with Alex, Antoni, VPM Holdings, Kaja3, Kaja2, and Kaja, the “Equity Sellers”), Vision Property Management, LLC, a South Carolina limited liability company (the “Asset Seller” and together with the Equity Sellers, the “Vision Sellers”), and Alexander Szkaradek, in his capacity as the representative of the Sellers (the “Sellers’ Representative”).

The Second Amendment, among other things:

●	amends the equity component of the Aggregate Consideration to provide for the issuance of 22,063,376 shares of the Company’s common stock, par value $0.001 (the “Common Stock Consideration”), 11,031,688 of which will immediately be transferred to the First Capital Realty Trust, Inc., and 200 shares of Series I Preferred Stock having an aggregate stated value equal to $20,000,000 to Alex and Antoni Szkaradek (the “Preferred Stock Consideration” and together with the Common Stock Consideration and any Common Stock issued upon conversion of the Preferred Stock Consideration, the “Equity Consideration”) and defines the various transfer restrictions and limitations associated with transfer of same.

●	amends and restates the Certificate of Designation of the Series I Preferred Stock to provide for, among other things, certain conversion and redemption rights.

●	amends and restates the promissory notes issued to Alex and Antoni Szkaradek in the original aggregate principal amount of $9,750,000 to provide for (among other things) accrued but unpaid principal and interest, a new maturity date, a ten percent (10%) exit fee, and the Company’s right of offset (each an “Amended and Restated Promissory Note” and collectively the “A&R Notes”).

●	provides for the issuance of two promissory grid notes to Alex and Antoni Szkaradek, each in the principal amount of $1,685,451.32, in respect of certain paydowns of Company debt made or facilitated by Alex and Antoni Szkaradek (collectively, the “Grid Notes”). The Grid Notes accrue interest at twelve percent (12%), contain a ten percent (10%) exit fee and are subject to the Company’s right of offset.

The foregoing description of the Second Amendment, A&R Notes, and Grid Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which have been filed herewith as Exhibits 10.2, 10.3, 10.4, 10.5, and 10.6 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the heading “Second Amendment to Purchase Agreement” regarding the A&R Notes and the Grid Notes is hereby incorporated by reference into this Item 2.03.

Item 3.02	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The shares of common stock and preferred stock that the Company has agreed to issue to the Lateral Parties and the Vision Sellers will be issued in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2021, the Company filed Certificates of Designation for the Series J-1 Preferred Shares and the Series J-2 Preferred Shares with the Nevada Secretary of State establishing the terms of each. The Certificates of Designation have been filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

On April 5, 2021, the Company filed an Amended and Restated Certificate of Designation for the Series I Preferred Stock with the Nevada Secretary of State. The Amended and Restated Certificate of Designation is filed herewith as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Designation of Series J-1 Preferred Stock.
3.2	Certificate of Designation of Series J-2 Preferred Stock.
3.3	Amended and Restated Certificate of Designation of Series I Preferred Stock.
10.1	Modification and Settlement Agreement dated March 16, 2021.
10.2	Second Amendment to Purchase Agreement dated April 2, 2021.
10.3	Amended and Restated Promissory Note dated April 2, 2021.
10.4	Amended and Restated Promissory Note dated April 2, 2021.
10.5	Promissory Grid Note dated April 2, 2021.
10.6	Promissory Grid Note dated April 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FTE NETWORKS, INC.
(Registrant)

Date: April 5, 2021		/s/ Michael P. Beys
	Name:	Michael P. Beys
	Title:	Interim Chief Executive Officer